RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2020
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

28.     RELATED PARTY TRANSACTIONS

Key management personnel include the Company’s Directors, President and Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and vice presidents. Amounts owing to key management personnel are included in trade and other payables. The Company is committed to making severance payments amounting to approximately $3.4 million to certain officers and management in the event of a change in control of the Company.

Compensation to key management personnel consisted of the following:

	2020	2019
Salaries and benefits	$3,059	$1,674
Contract completion bonus - interim CEO	171	—
Directors’ fees	531	478
Termination benefits	—	658
Share-based compensation	1,935	1,227
	$5,696	$4,037

Directors fees during the year ended December 31, 2020 include $nil for special committee fees (2019 – $0.1 million).